EXHIBIT 10.1

FIRST AMENDMENT TO REVOLVING
CREDIT AND TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”), is made and entered into as of July __, 2003, by and among MAPICS, INC., a Georgia corporation (the “Borrower”), the several banks and other financial institutions from time to time party hereto (collectively, the “Lenders”) and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a certain Revolving Credit and Term Loan Agreement, dated as of February 18, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrower;

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Lenders are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:

1.	Amendments.

(a)        Section 1.1 of the Credit Agreement is hereby amended by replacing the definition of Borrowing Base in its entirety with the following definition:

“Borrowing Base shall mean, at any time, (a) 80% of Eligible Accounts, minus (b) reserves for (i) losses, expenses and liabilities as the Administrative Agent shall determine are necessary or advisable under the circumstances from time to time in the exercise of its reasonable credit judgment, upon written notice thereof to the Borrower and (ii) at any time that an Event of Default has occurred and is continuing, a reserve for three months rent for each of the properties it leases in Atlanta, Georgia, and Columbus, Ohio, unless a landlord waiver has been executed and delivered to the Administrative Agent by the landlord for such properties, all in form and substance satisfactory to the Administrative Agent.”

(b)       Section 2.13 of the Credit Agreement is hereby amended by replacing subsection (c) of such Section in its entirety with the following:

“Immediately upon receipt by the Borrower or any of its Subsidiaries of proceeds of any sale or disposition by the Borrower or such Subsidiary of any of its assets (excluding (i) sales of inventory in the ordinary course of business, (ii) sales of obsolete equipment, and (iii) so long as no Event of Default has occurred and is continuing, (A) sales of assets the proceeds of which are invested into the businesses of the Borrower and its Subsidiaries within 180 days after such assets are sold, (B) sale or other disposition of (x) the distribution software business unit of the Borrower and its Subsidiaries located in Arizona to the extent such sale occurs no later than December 31, 2003 and (y) the operations of Frontstep Italia S.R.L. to the extent such sale occurs no later than December 31, 2003, and (C) sales of other assets of the Borrower or any of its Subsidiaries with an aggregate book value not to exceed $500,000 in any Fiscal Year) the Borrower shall prepay the Loans in an amount equal to all such proceeds, net of commissions, reasonable estimate for taxes due in connection therewith and other reasonable and customary transaction costs, fees and expenses properly attributable to such transaction and payable by such Borrower in connection therewith (in each case, paid to non-Affiliates).”

(c)        Section 5.14 of the Credit Agreement is hereby amended by replacing subsection (a) of such Section in its entirety with “Intentionally Omitted.”

(d)       Section 5.14 of the Credit Agreement is further amended by replacing the second sentence in subsection (b) of such Section in its entirety with the following:

“The foregoing covenant shall be satisfied (i) no later than 90 days after the Closing Date with respect to the pledge of the Capital Stock of MAPICS France S.A.R.L., Frontstep (Canada), Inc. and Frontstep (UK) Ltd. and (ii) no later than eight months after the Closing Date with respect to the pledge of the Capital Stock of all other Material Foreign Subsidiaries.”

2.          Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received executed counterparts to this Amendment from the Borrower, each of the Guarantors and the Required Lenders.

3.          Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Lenders and the Agent that:

(a)        The execution, delivery and performance by such Loan Party of this Amendment (i) are within such Loan Party’s power and authority; (ii) have been duly authorized by all necessary corporate and shareholder action; (iii) are not in contravention of any provision of such Loan Party’s certificate of incorporation or bylaws or other organizational documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Loan Party or any of its Subsidiaries is a party or by which such Loan Party or any such Subsidiary or any of their respective property is bound; (vi) do not result in the creation or imposition of any Lien upon any of the property of such Loan Party or any of its Subsidiaries; and (vii) do not require the consent or approval of any Governmental Authority or any other person;

(b)       This Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; and

(c)        After giving effect to this Amendment, and other than relating to the information disclosed to the Lenders and filed with the United States Securities and Exchange Commission with respect to the Borrower’s failure to timely file its Form 8-K/A by the May 5, 2003 due date for such filing because of uncertainties with respect to Frontstep’s account receivables, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

4.	Reaffirmations and Acknowledgments.

(a)        Reaffirmation of Guaranty. Each Guarantor consents to the execution and delivery by the Borrower of this Amendment and jointly and severally ratify and confirm the terms of the Subsidiary Guaranty Agreement with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, the Subsidiary Guaranty Agreement (i) is and shall continue to be a primary obligation of the Guarantors, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under the Subsidiary Guaranty Agreement.

(b)       Acknowledgment of Perfection of Security Interest. Each Loan Party hereby acknowledges that, as of the date hereof, the security interests and Liens granted to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents.

5.          Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the

Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

6.          Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Georgia and all applicable federal laws of the United States of America.

7.          No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

8.          Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

9.          Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

10.       Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

11.       Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER: MAPICS, INC.
By:

Name:
Title:

GUARANTORS: MAPICS U, INC.
By:

Name:
Title:

PIVOTPOINT, INC.
By:

Name:
Title:

MINX SOFTWARE INCORPORATED
By:

Name:
Title:

THRU-PUT CORPORATION
By:

Name:
Title:

FRONTSTEP, INC.
By:

Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT]

FRONTSTEP SOLUTIONS GROUP, INC.
By:

Name:
Title:

FRONTSTEP DISTRIBUTION COM, INC.
By:

Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT]

LENDERS: SUNTRUST BANK, individually and as Administrative Agent
By:

Name:
Title:

FIFTH THIRD BANK
By:

Name:
Title:

KEY CORPORATE CAPITAL INC.
By:

Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT]